DEED OF TRUST

DEED OF TRUST entered this 13TH day of JANUARY, 2005, BETWEEN SOURCE DIRECT HOLDINGS INC., herein called GRANTOR, whose address is 4323 North Commerce Circle, Idaho Falls, ID 83401, Idaho Title & Trust, Inc., herein called TRUSTEE, and NYLE RANDALL and JOANN RANDALL, HUSBAND AND WIFE, herein called BENEFICIARY.


WITNESSETH: That Grantor does hereby irrevocably GRANT, BARGAIN, SELL AND CONVEY TO TRUSTEE IN TRUST, WITH POWER OF SALE, that property in the County of BONNEVILLE, State of Idaho, described as follows, or containing not more than forty (40) acres:


Lot 8, Block 4, St. Leon Industrial Park Division No. 2, to the County of Bonneville, State of Idaho, according to the plat recorded October 25, 1997 under Instrument No. 945174











TOGETHER WITH the rents, issues, and profits thereof; SUBJECT, HOWEVER, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits. For the purpose of securing payment of the indebtedness evidenced by a promissory note, of even date herewith, executed by Grantor in the sum of SEVEN HUNDRED SIXTY FIVE THOUSAND AND NO/100 Dollars, (5765,000.00), final payment due JANUARY 13, 2006 and to secure payment of all such further sums as may hereafter be loaned or advanced by the Beneficiary herein to the Grantor herein, or any or either of them, while record owner of present interest, for any purpose, and of any notes, drafts or other instruments representing such further loans, advances or expenditures together with interest on all such sums at the rate therein provided. Provided, however, that the making of such further loans, advances or expenditures shall be optional with the Beneficiary, and provided, further, that it is the express intention of the parties to this Deed of Trust that it shall stand as continuing security until paid for all such advances together with interest thereon.

    A. To protect the security of this Deed of Trust, Grantor agrees:
    1. To keep said property in good condition and repair, not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property maybe reasonably necessary, the specific enumerations herein not excluding the general.

2.  To provide, maintain and deliver to Beneficiary fire insurance satisfactory

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    to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, mat option of Beneficiary the entire amount so collected or any part thereof may be released to Grantor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

3. To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed.

4. To pay: at least ten days before delinquency all taxes and assessments affecting said property, when due, all encumbrances, charges and liens, with interest, on said property or any pan thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust. In addition to payments due in accordance with the terms of the note hereby secured the Grantor shall at the option, and on demand of the Beneficiary, pay each month 1/12 of the estimated annual taxes, assessments, insurance premiums, maintenance and other charge upon the property nevertheless in trust for Grantor's use and benefit and for the payment of Beneficiary of any such items when due. Grantor's failure so to pay shall constitute a default under the trust.

5. Should Grantor fail to make any payment or to do any et as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Grantor and without releasing Grantor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, chug or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

6. Should Grantor fail to make any payment or to do any act herein provided, then Beneficiary or Trust, but without obligation so to do and without notice to or demand upon Grantor and without releasing Grantor from any obligations hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof ors a rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such potters, or in enforcing the Deed of Trust by judicial foreclosure, pay necessary expenses, employ counsel and pay his reasonable fees.

    B. It is mutually agreed that:

    1. Any award of damages in connection with any condemnation for public use of or injiey to said property or any pan thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

2.  By accepting payment of any sum secured hereby after its due date,

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    Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

3. At any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey all or any pan of said property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the hen or charge hereof.

4. Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in any reconveyance executed under this Deed of Trust of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as " the person or persons legally entitled thereto.

5. As additional security, Grantor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property, reserving unto Grantor the right, prior to any default by Grantor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by ago', or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, sue for or otherwise collect such rents, issue and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The exercise of any of the rights in this paragraph (5) shall not be deemed a cure or waver of any default or notice of default.

6. Upon default by Grantor of any obligation hereunder, all sums secured hereby shall immediately become due and payable at the option of the Beneficiary. In the event of default, Beneficiary shall execute or cause the Trustee to execute a written notice of default and election to sell the property to satisfy the obligations hereof, and shall cause such notice to be recorded in the office of the County recorder.

        Notice of sale having been given as then required by law, and not less than the time then required by law having elapsed, Trustee, without demand on Grantor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee shall deliver to the purchaser its deed conveying the property so sold, but without any covenant or warranty express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Grantor, Trustee, or Beneficiary, may purchase at such sale.

        After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title and reasonable counsel fees in connection with sale, Trustee shall apply the proceeds of sale to payment of. all sums expended under the terms hereof, not then repaid, with accrued interest at the highest lawful rate permissible under Idaho law; all other

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    sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

        Not withstanding any other provisions hereof or of any other agreement between the parties hereto, under no circumstances shall the amount paid or agreed to be paid to such Beneficiary for the use, forbearance or detention of money exceed the highest lawful rate permissible, and if a court of competent jurisdiction shall determine that the performance of any provision hereof or thereof shall result in payment of amount in excess thereof, then such provision shall be deemed appropriately modified to the extent necessary to reduce such amount to that not in excess of such rate, any excess amount theretofore received shall be deemed applied to the principal amount of the debt.

    7. This Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devices, administrators, executors, successors and assigns. The term Beneficiary shall mean the holder and owner of the note secured hereby; or, if the note has been pledged, the pledgee thereof, in the Deed, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

    8. Trustee is not obligated to notify any patty hereto of pending sale under any other Deed of That or of any action or proceeding in which Grantor, Beneficiary or Trustee shall be a party unless brought by Trustee.

    9. In the event of dissolution or resignation of the Trustee, the Beneficiary may substitute a trustee or trustees to execute the mist hereby created, and when any such substitution has been filed for record in the office of the Recorder of the county in which the property herein described is situated, it shall be conclusive evidence of the appointment of such trustee or trustees, and such new trustee or trustees shall succeed to all of the powers and duties of the trustee or trustees named herein.

    Request is hereby made that a copy of any Notice of Default and a copy of any Notice of Sale hereunder be mailed to the Grantor at the address hereinbefore set forth.

By:     /s/ Deren Z. Smith
    ------------------------------------------
    SOURCE DIRECT HOLDINGS INC.
    By Deren Z. Smith, President





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                           CORPORATION ACKNOWLEDGMENT
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STATE OF IDAHO             )
                                    :  ss
COUNTY OF BONNEVILLE       )

On this 13TH day of JANUARY, 2005, before me, the undersigned, a Notary Public in and for the State, personally appeared DEREN Z. SMITH, known or identified to me to be the President of the corporation that executed the within instrument on behalf of said corporation and acknowledged to me that such corporation executed the same.

                             Notary Public in and for said County and State Residing at: RIGBY, ID
                             Commission Exp.: 08/19/08

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        THE PROMISSORY NOTE OR NOTES, AND ANY EVIDENCES OR FURTHER AND/OR
             ADDITIONAL ADVANCES MUST BE PRESENTED WITH THIS REQUEST

To: IDAHO TITLE & TRUST, INC., Trustee:
    You are hereby authorized and requested to execute a reconveyance hereunder and deliver same to -------------------------------.
    The undersigned hereby certifies that _____________________ the owner(s) and holder(s) of the debt mentioned in said Deed of Trust and that the same has never been assigned or transferred.





Address:                           ______________________________________
                                   Beneficiary
Telephone No.:                     ______________________________________
                                   Beneficiary